Exhibit 99.1

PRESS RELEASE

DigitalGlobe Reports First Quarter 2016 Results

Revenue up 3.5% to $175.4 Million

Net income available to common stockholders of $7.3 Million

Adjusted EBITDA up 30.5% to $95.4 Million

$61 Million of Share Repurchases Bring Total to $281 Million

Westminster, Colo., April 27, 2016 – DigitalGlobe, Inc. (NYSE: DGI), a leading global provider of commercial high-resolution earth observation and advanced geospatial solutions, today reported financial results for the quarter ended March 31, 2016.

First Quarter Financial Summary:

•	Grew Revenue 3.5% to $175.4 million.
•	Net income available to common stockholders was $7.3 million, or $0.11 per diluted share.
•	Increased Adjusted EBITDA 30.5% to $95.4 million.
•	Expanded Adjusted EBITDA margin 1,124 bps to 54.4%.
•	Increased Net cash flows from operations 1.2% to $57.6 million.
•	Free cash flow was $17.8 million.

Recent Highlights:

•	Announced the signing of a new DAP customer to a letter of intent for multi-year access to WorldView-4 and the current constellation.
•	Announced an agreement to convert an existing letter of intent into a definitive agreement with an existing DAP customer.
•	Repurchased 4,116,271 shares of its common stock for $60.9 million at an average price of $14.80 per share.

“We got off to a good start to the year with revenue growth and margin expansion that exceeded our expectations, driven by strength in our DAP business and continued realization of operating efficiencies,” said Jeffrey R. Tarr, DigitalGlobe CEO.  “We remain confident in our full year outlook despite more challenging comparisons in the quarters ahead.  Longer term, we are encouraged by the demand we are seeing for WorldView-3 and WorldView-4 from our international defense and intelligence customers.”

Reiterated 2016 Revenue and Adjusted EBITDA Outlook:

•	Revenue in a range of $670 million to $700 million.
•	Adjusted EBITDA in a range of $330 million to $355 million.
•	Capital expenditures of approximately $125 million.(1)

(1)	Excludes capitalized interest

Conference Call Information:

DigitalGlobe’s management will host a conference call today, April 27, 2016 at 5 p.m. ET to discuss its 2016 first quarter financial and operating results.

The conference call dial-in numbers are as follows:

U.S./Canada dial-in: (855) 212-2368

International dial-in: (315) 625-6886

Passcode: 90683475

A replay of the call will be available through May 27, 2016 at the following numbers:

U.S./Canada dial-in: (855) 859-2056

International dial-in: (404) 537-3406

Passcode: 90683475

DigitalGlobe will also sponsor a live and archived webcast of the conference call on the Investor Relations portion of its website. Click here to directly access the live webcast.

Supplemental earnings materials, including conference call slides and management scripts, are available on the Investor Relations section of the company’s website at www.digitalglobe.com.

About DigitalGlobe

DigitalGlobe is a leading global provider of high-resolution Earth-imagery products and services sourced from our own advanced satellite constellation and third-party providers. Our imagery solutions support a wide variety of users in defense and intelligence, civil agencies, mapping and analysis, environmental monitoring, oil and gas exploration, infrastructure management, Internet portals, and navigation technology. Each day users depend on us to better understand our changing planet in order to save lives, resources and time.

DigitalGlobe is a registered trademark of DigitalGlobe.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including statements about our 2016 outlook and in the management quotation, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or “looks forward to” or the negative of these terms or other similar words, although not all forward-looking statements contain these words.

Forward-looking statements are based upon our current expectations and assumptions of future events and are subject to risks and uncertainties that could cause our actual results or performance to differ materially from those indicated by such forward looking statements.  Some of the risks and uncertainties that could cause actual results to differ include, but are not limited to: the loss or reduction in scope of any of our primary contracts, or decisions by customers not to exercise renewal options; the availability of government funding for our products and services both domestically and internationally; our ability to meet our obligations under the EnhancedView contract; our reliance on a limited number of vendors to provide certain key products or services to us; breach of our system security measures or loss of our secure facility clearance and accreditation; the loss or damage to any of our satellites; delays in the construction and launch of any of our satellites or our ability to achieve and maintain full operational capacity of all our satellites; loss or damage to the content contained in our ImageLibrary; interruption or failure of our ground systems and other infrastructure; decrease in demand for our imagery products and services; increased competition that may reduce our market share or cause us to lower our prices; changes in political or economic conditions, including fluctuations in the value of foreign currencies, interest rates, energy and commodity prices, trade laws and the effects of governmental initiatives to manage economic conditions; our ability to recruit, hire or retain key employees or a highly skilled and diverse workforce; failure to obtain or maintain required regulatory approvals and licenses; and, changes in U.S. or foreign law or regulation that may limit our ability to distribute our imagery products and services. Additional information concerning these and other risk factors can be found in our filings with the Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015.

We undertake no obligation to revise or update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Non-U.S. GAAP Financial Measures

EBITDA and Adjusted EBITDA.  EBITDA and Adjusted EBITDA are not recognized terms under U.S. GAAP and may not be defined similarly by other companies. EBITDA and Adjusted EBITDA should not be considered alternatives to net income as indications of financial performance or as alternatives to cash flow from operations as measures of liquidity. There are limitations to using non-U.S. GAAP financial measures, including the difficulty associated with comparing companies in different industries that use similar performance measures whose calculations may differ from ours.

EBITDA and Adjusted EBITDA are key measures used in our internal operating reports by management and our Board of Directors to evaluate the performance of our operations and are also used by analysts, investment banks and lenders for the same purpose. Adjusted EBITDA is a measure being used as a key element of the company-wide bonus incentive plan.

We believe that the presentation of EBITDA and Adjusted EBITDA enables a more consistent measurement of period to period performance of our operations, and EBITDA facilitates comparison of our operating performance to companies in our industry. We believe that EBITDA and Adjusted EBITDA measures are particularly important in a capital intensive industry such as ours, in which our current period depreciation is not a good indication of our current or future period capital expenditures. The cost to construct and launch a satellite and to build the related ground infrastructure may vary greatly from one satellite to another, depending on the satellite’s size, type and capabilities. Current depreciation expense is not indicative of the revenue generating potential of the satellites.

EBITDA excludes interest income, interest expense and income taxes because these items are associated with our capitalization and tax structures. EBITDA also excludes depreciation and amortization expense because these non-cash expenses reflect the impact of prior capital expenditure decisions which are not indicative of future capital expenditure requirements. Adjusted EBITDA further adjusts EBITDA to exclude restructuring and other re-engineering costs, as these are non-core items.  Restructuring charges incurred in 2015 and 2016 relate to our re-engineering and restructuring plans announced in 2015, pursuant to which the Company has and expects to continue to reduce global headcount and rationalize our real estate footprint. Other re-engineering charges are associated with the restructuring plans announced in 2015 and represent costs incurred to realize efficiencies from reducing headcount, such as re-engineering processes and enhancing system workflows, as well as costs related to the decision to proactively decommission IKONOS. Additionally, it excludes joint venture losses because this is a non-core item that is not related to our primary operations.

We use EBITDA and Adjusted EBITDA in conjunction with traditional U.S. GAAP operating performance measures as part of our overall assessment of our performance and we do not place undue reliance on these non-GAAP measures as our only measures of operating performance. EBITDA and Adjusted EBITDA should not be considered as substitutes for other measures of financial performance reported in accordance with U.S. GAAP.

Free Cash Flow.  Free cash flow is defined as net cash flows provided by operating activities less net cash flows used in investing activities (excluding acquisition of businesses, net of cash acquired and excluding other strategic investments).  Free cash flow is not a recognized term under U.S. GAAP and may not be defined similarly by other companies.  Free cash flow should not be considered an alternative to “operating income (loss),” “net income (loss),” “net cash flows provided by (used in) operating activities” or any other measure determined in accordance with U.S. GAAP.  Since free cash flow includes investments in operating assets, we believe this non-GAAP liquidity measure is useful in addition to the most comparable U.S. GAAP measure — “net cash flows provided by (used in) operating activities” because it provides information about the amount of cash generated before acquisitions of businesses that is then available to repay debt obligations, make investments, fund acquisitions, and for certain other activities.

There are limitations to using non-U.S. GAAP financial measures, including the difficulty associated with comparing companies in different industries that use similar performance measures whose calculations may differ from ours.

Performance against key metrics:

	For the three months ended
	March 31,
($ in millions)	2016	2015
Revenue	$175.4	$169.4
Net income (loss) available to common stockholders	$7.3	$(5.9)
Adjusted EBITDA	$95.4	$73.1
Adjusted EBITDA margin	54.4%	43.2%
Net cash flows provided by operating activities	$57.6	$56.9
Free cash flow	$17.8	$25.6
Free cash flow margin	10.1%	15.1%

FINANCIAL TABLES TO FOLLOW

DigitalGlobe, Inc.

Consolidated Statements of Operations

	For the three months ended
	March 31,
(in millions, except per share data)	2016	2015
Revenue	$175.4	$169.4
Costs and expenses:
Cost of revenue, excluding depreciation and amortization	32.2	39.3
Selling, general and administrative	48.7	57.0
Depreciation and amortization	71.0	67.3
Restructuring charges	2.9	2.2
Income from operations	20.6	3.6
Interest expense, net	(5.1)	(12.7)
Income (loss) before income taxes	15.5	(9.1)
Income tax (expense) benefit	(6.0)	4.2
Equity in earnings from joint venture, net of tax	(0.9)	—
Net income (loss)	8.6	(4.9)
Preferred stock dividends	(1.0)	(1.0)
Net income (loss) less preferred stock dividends	7.6	(5.9)
Income allocated to participating securities	(0.3)	—
Net income (loss) available to common stockholders	$7.3	$(5.9)

Earnings per share:
Basic earnings (loss) per share	$0.11	$(0.08)
Diluted earnings (loss) per share	$0.11	$(0.08)
Weighted average common shares outstanding:
Basic	64.9	72.4
Diluted	65.1	72.4

DigitalGlobe, Inc.

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	For the three months ended
	March 31,
(in millions)	2016	2015
Net income	$8.6	$(4.9)
Depreciation and amortization	71.0	67.3
Interest expense, net	5.1	12.7
Income tax expense (benefit)	6.0	(4.2)
EBITDA	90.7	70.9
Restructuring charges	2.9	2.2
Other re-engineering charges	0.9	—
Joint venture losses, net	0.9	—
Adjusted EBITDA	$95.4	$73.1

EBITDA margin is calculated by dividing EBITDA by U.S. GAAP revenue. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by U.S. GAAP revenue. We have not provided a reconciliation of our Adjusted EBITDA outlook to the comparable forward-looking U.S. GAAP financial measure because we are unable to provide a forward-looking estimate of the reconciling items between such non-U.S. GAAP forward-looking measure and the comparable forward-looking U.S. GAAP measure. Certain factors that are materially significant to our ability to estimate these items are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation to the comparable forward-looking U.S. GAAP measure is not available without unreasonable effort.

DigitalGlobe, Inc.

Reconciliation of Net Cash Flows Provided by Operating Activities to Free Cash Flow

	For the three months ended
	March 31,
(in millions)	2016	2015
Net cash flows provided by operating activities	$57.6	$56.9
Net cash flows used in investing activities	(47.3)	(31.3)
Investment in joint venture	7.5	—
Free cash flow	$17.8	$25.6

Free Cash Flow margin is calculated by dividing Free Cash Flow by U.S. GAAP revenue.

DigitalGlobe, Inc.

Consolidated Balance Sheets

Consolidated Balance Sheets
	March 31,	December 31,
(in millions, except par value)	2016	2015
ASSETS
Current Assets:
Cash and cash equivalents	$72.8	$126.1
Restricted cash	4.0	3.6
Accounts receivable, net of allowance for doubtful accounts of $2.9 and $2.8, respectively	101.7	90.8
Deferred contract costs	12.2	13.5
Prepaid and other current assets	18.8	17.4
Total current assets	209.5	251.4
Property and equipment, net of accumulated depreciation of $1,242.6 and $1,179.4, respectively	2,043.6	2,080.2
Goodwill	484.1	484.1
Intangible assets, net of accumulated amortization of $31.9 and $29.6, respectively	30.6	32.9
Long-term restricted cash	5.1	4.3
Long-term deferred contract costs	48.3	47.1
Other assets	21.0	13.2
Total assets	$2,842.2	$2,913.2
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$6.9	$3.9
Current portion of long-term debt	5.5	5.5
Deferred revenue	83.5	80.3
Other accrued liabilities	45.7	64.4
Total current liabilities	141.6	154.1
Long-term debt, net of discount and debt issuance costs	1,104.4	1,104.4
Deferred revenue, non-current	269.6	284.0
Deferred income taxes, net, non-current	94.6	86.4
Other liabilities	36.7	36.2
Total liabilities	$1,646.9	$1,665.1
COMMITMENTS AND CONTINGENCIES (Note 15)
STOCKHOLDERS’ EQUITY
DigitalGlobe, Inc. stockholders’ equity:
Series A convertible preferred stock, $0.001 par value; 0.08 shares authorized; 0.08 shares issued and outstanding at March 31, 2016 and December 31, 2015	—	—
Common stock; $0.001 par value; 250.0 shares authorized; 76.8 shares issued and 63.5 shares outstanding at March 31, 2016 and 76.6 shares issued and 67.4 shares outstanding at December 31, 2015	0.2	0.2
Treasury stock, at cost; 13.3 shares at March 31, 2016 and 9.2 shares at December 31, 2015	(286.9)	(225.8)
Additional paid-in capital	1,502.5	1,502.8
Accumulated deficit	(20.5)	(29.1)
Total stockholders’ equity	1,195.3	1,248.1
Total liabilities and stockholders’ equity	$2,842.2	$2,913.2

DigitalGlobe, Inc.

Consolidated Statements of Cash Flows

	For the three months ended
	March 31,
(in millions)	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$8.6	$(4.9)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	71.0	67.3
Stock-based compensation expense, net of capitalized stock-based compensation expense	4.0	4.6
Amortization of aerial image library, deferred contract costs and lease incentive	4.2	4.5
Deferred income taxes	8.2	(5.9)
Excess tax benefit from share-based compensation	(0.1)	(0.9)
Amortization of debt issuance costs and accretion of debt discount, and other	0.8	2.1
Changes in working capital:
Accounts receivable, net	(10.9)	3.6
Deferred contract costs	(4.4)	(4.8)
Other current and non-current assets	(3.5)	4.8
Accounts payable	0.7	5.8
Accrued liabilities	(9.8)	0.5
Deferred revenue	(11.2)	(19.8)
Net cash flows provided by operating activities	57.6	56.9
CASH FLOWS FROM INVESTING ACTIVITIES:
Construction in progress additions	(38.6)	(30.1)
Property and equipment additions	—	(1.2)
Increase in restricted cash	(1.2)	—
Investment in joint venture	(7.5)	—
Net cash flows used in investing activities	(47.3)	(31.3)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of debt and capital lease obligations	(1.9)	(1.6)
Repurchase of common stock	(60.9)	(31.1)
Proceeds from exercise of stock options	0.1	4.3
Preferred stock dividend payment	(1.0)	(1.0)
Excess tax benefit from share-based compensation	0.1	0.9
Net cash flows used in financing activities	(63.6)	(28.5)
Net decrease in cash and cash equivalents	(53.3)	(2.9)
Cash and cash equivalents, beginning of period	126.1	117.8
Cash and cash equivalents, end of period	$72.8	$114.9

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest, net of capitalized amounts of $16.6 million and $11.5 million, respectively	5.9	9.6
NON-CASH INVESTING AND FINANCING ACTIVITIES:
Changes to non-cash property, equipment and construction in progress accruals, including interest	6.8	3.2
Non-cash preferred stock dividend accrual	(1.0)	(1.0)

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Media Contact

Edelman for DigitalGlobe

Email: DigitalGlobe@edelman.com

Investor Relations Contact

Fred Graffam

Senior Vice President, Finance

Phone: (303) 684-1692

Email: ir@digitalglobe.com